Exhibit 10.1

EXECUTION VERSION

AMENDMENT dated as of December 20, 2013 (this "Amendment"), relating to the Credit Agreement dated as of November 28, 2001, as amended and restated as of May 18, 2012 (as in effect prior to the effectiveness of this Amendment, the "Existing Credit Agreement"), among COMPASS MINERALS INTERNATIONAL, INC. (the "US Borrower"), SIFTO CANADA CORP. (the "Canadian Borrower"), SALT UNION LIMITED (the "UK Borrower" and, together with the US Borrower and the Canadian Borrower, the "Borrowers"), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent"), and to the US Collateral and Guaranty Agreement dated as of November 28, 2001, as amended and restated as of December 22, 2005 and as further amended by the First Amendment dated as of September 30, 2010 (the "CGA"), among the US Borrower, each other Subsidiary of the US Borrower party thereto and the Administrative Agent, on behalf of itself and the other Secured Parties.

WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended pursuant to Section 2.28 thereof to (a) refinance the full amount of the US Revolving Loan Commitments under the Existing Credit Agreement with Other US Revolving Loan Commitments in an aggregate principal amount of $75,000,000 having a maturity and commitment termination date of August 18, 2017 (the "New US Revolving Loan Commitments") and (b) refinance the full amount of the Global Revolving Loan Commitments under the Existing Credit Agreement with Other Global Revolving Loan Commitments in an aggregate principal amount of $50,000,000 having a maturity and commitment termination date of August 18, 2017 (the "New Global Revolving Loan Commitments" and, together with the New US Revolving Loan Commitments, the "New Revolving Loan Commitments") and, upon the effectiveness of the New Revolving Loan Commitments hereunder, repay all Revolving Loans and B/A Drawings outstanding immediately prior to such effectiveness, if any, with the proceeds of Revolving Loans, B/A Drawings under the New Revolving Loan Commitments or other funds available to the Borrowers;

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto whose name is set forth on Schedule I attached hereto under the heading "Revolving Lenders" (each such Person, a "New Revolving Lender") has agreed to provide a New US Revolving Loan Commitment and/or a New Global Revolving Loan Commitment in the amount or amounts set forth opposite its name on such Schedule;

WHEREAS, the Borrowers have further requested that certain other provisions of the Existing Credit Agreement and the CGA be amended as set forth herein;

WHEREAS, in order to effect the foregoing refinancing (the "Refinancing Transactions") and implement such amendments, the Borrowers and the other parties hereto desire to amend the Existing Credit Agreement (the Existing Credit Agreement, as so amended, being referred to as the "Amended Credit Agreement") and the CGA as of the Amendment Effective Date (as defined below) and to enter into certain other agreements herein, in each case on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders party hereto hereby agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement, as the context may require.

SECTION 2.  New Revolving Loan Commitments.  1)Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, all US Revolving Loan Commitments and all Global Revolving Loan Commitments in effect immediately prior to the Amendment Effective Date (the "Existing Revolving Loan Commitments") will be terminated pursuant to Section 2.09(b) of the Existing Credit Agreement; provided, however, that the foregoing shall not affect (1) the obligations of any Letter of Credit Issuer or any Letters of Credit outstanding immediately prior to the Amendment Effective Date or (2) the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.04 of the Existing Credit Agreement or any Swingline Loans outstanding immediately prior to the Amendment Effective Date.

(b)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, simultaneously with the termination of the Existing Revolving Loan Commitments pursuant to paragraph (a) above, (i) each New Revolving Lender shall become or continue to be, as applicable, a "US Revolving Lender" and/or a "Global Revolving Lender", a "Revolving Lender" and a "Lender" under the Amended Credit Agreement, and shall have all the rights and obligations of a Lender holding a US Revolving Loan Commitment and/or a Global Revolving Loan Commitment thereunder, as the case may be, and (ii) the US Revolving Loan Commitment and/or the Global Revolving Loan Commitment of each New Revolving Lender will be the amount of such commitment, if any, set forth with respect to such New Revolving Lender on Schedule I hereto.  The commitments of the New Revolving Lenders are several, and no New Revolving Lender shall be responsible for any other New Revolving Lender's failure to fund Revolving Loans.

(c)  Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, for all purposes of the Credit Documents (i) each reference to "US Revolving Loan Commitments", "Global Revolving Loan Commitments", "Loans" and "B/As", as the case may be, of the relevant Tranche under the Amended Credit Agreement shall be deemed to be references to the New US Revolving Loan Commitments and the New Global Revolving Loan Commitments of each New Revolving Lender, and the Loans made or B/As purchased or accepted pursuant to such New Revolving Loan Commitments, as the case may be, and (ii) all Letters of Credit and Swingline Loans outstanding immediately prior to the Amendment Effective Date shall continue to be Letters of Credit and Swingline Loans issued pursuant to the Amended Credit Agreement.

(d)  On the Amendment Effective Date, each New Revolving Lender with a New US Revolving Loan Commitment will automatically and without further action be deemed to have acquired a participation in each Letter of Credit issued under the Existing Credit Agreement that is outstanding on the Amendment Effective Date in accordance with Section 2.05(d) of the Amended Credit Agreement in an amount equal to such US Revolving Lender's US Revolving Percentage (as defined in the Amended Credit Agreement) of the amount of each such outstanding Letter of Credit (if any).  On the Amendment Effective Date, each New Revolving Lender with a New US Revolving Loan Commitment will automatically and without further action be obligated to acquire and fund participations in any Swingline Loans outstanding (if any) on the Amendment Effective Date in accordance with the provisions of Section 2.04(c) of the Amended Credit Agreement.  On the Amendment Effective Date, each US Revolving Lender with Existing Revolving Loan Commitments will cease, in such capacity, to have any obligation to acquire or fund participations in Letters of Credit or Swingline Loans, provided that any such US Revolving Lender that is a New Revolving Lender with a New US Revolving Loan Commitment will be obligated to acquire and fund participations in accordance with its US Revolving Percentage attributable to such New US Revolving Loan Commitment as contemplated above and pursuant to Sections 2.04(c) and 2.05(d) of the Amended Credit Agreement.  The Swingline Lender and each Letter of Credit Issuer consents to the foregoing.

(e)  If there are any Revolving Loans outstanding immediately prior to the Amendment Effective Date (the "Existing Revolving Loans") or any B/As outstanding immediately prior to the Amendment Effective Date (the "Existing B/As"), such Existing Revolving Loans and Existing B/As shall be prepaid in full by the applicable Borrower on the Amendment Effective Date.  Such prepayment may be financed (subject to satisfaction of applicable borrowing conditions under Article IV of the Amended Credit Agreement (with all references in such Article to a Credit Event being deemed to be references to this Amendment)) with the proceeds of Revolving Loans or of purchases and acceptances of B/As of the applicable Tranche made on such date by the New Revolving Lenders in accordance with each such Lender's US Revolving Percentage (as defined in the Amended Credit Agreement) or Global Revolving Percentage (as defined in the Amended Credit Agreement), as applicable.  The New Revolving Lenders, constituting a majority in interest of the US Revolving Lenders and of the Global Revolving Lenders with Existing Revolving Loan Commitments (the "Existing Revolving Lenders"), hereby waive the requirement that the applicable Borrower provide advance notice of such prepayment pursuant to Section 2.11(c) of the Existing Credit Agreement.  On the Amendment Effective Date, the Borrowers will pay to the Administrative Agent, for the accounts of the relevant Existing Revolving Lenders, (A) accrued and unpaid interest on the principal amounts of their Existing Revolving Loans being prepaid, (B) all breakage costs and other amounts owing to each such Existing Revolving Lender pursuant to Section 2.17 of the Existing Credit Agreement and (C) all accrued and unpaid Commitment Fees and Letter of Credit participation fees payable pursuant to Section 2.13(a) and (b) of the Existing Credit Agreement.  In addition, the Borrowers will on the Amendment Effective Date prepay all Existing B/As by making the required deposit, for the accounts of the applicable Existing Revolving Lenders, in the Prepayment Account contemplated by Section 2.11(e) of the Amended Credit Agreement, and notwithstanding anything to the contrary contained therein, such deposits and any earnings thereon (to the extent not distributed to the Canadian Borrower in accordance with such Section) will be held and applied solely for the benefit of the Existing Revolving Lenders and payment of such B/As on the last day of their Contract Periods.

(f)  Each New Revolving Lender, by delivering its signature page to this Amendment on the Amendment Effective Date, shall be deemed to have agreed and consented to the amendment of the Existing Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, approved by or satisfactory to, the Administrative Agent or any Lenders on the Amendment Effective Date.

(g)  The Administrative Agent hereby consents to this Amendment and confirms that each New Revolving Lender not already a Lender under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment is acceptable to it.

(h)  Effective as of the Amendment Effective Date, Schedule I to the Existing Credit Agreement is hereby amended and restated to be in the form of Schedule I attached hereto.  Except as expressly set forth in the immediately preceding sentence, all schedules and exhibits referred to in the Amended Credit Agreement shall be deemed to refer to the corresponding schedules and exhibits to the Existing Credit Agreement.

SECTION 3.  Amendment of the Existing Credit Agreement.  Effective as of the Amendment Effective Date, the Existing Credit Agreement is amended as follows:

(a)   Schedule I of the Existing Credit Agreement is replaced by Schedule I attached hereto.  Except as expressly set forth in the immediately preceding sentence, all schedules and exhibits referred to in the Amended Credit Agreement shall be the same as the corresponding schedules and exhibits to the Existing Credit Agreement

(b)  Section 1.01 is amended by replacing the table in the definition of "Applicable Rate" with the following table:

Total Leverage Ratio	Eurodollar Revolving Loans and B/A Drawings	Base Rate Revolving Loans, Canadian Base Rate Loans and Canadian Prime Rate Loans	Commitment Fee
Greater than 3.50:1.00	2.50%	1.50%	0.50%
Less than or equal to 3.50:1.00 but greater than 2.50:1.00	2.25%	1.25%	0.40%
Less than or equal to 2.50:1.00 but greater than 1.75:1.00	2.00%	1.00%	0.30%
Less than or equal to 1.75:1.00 but greater than 1.00:1.00	1.75%	0.75%	0.30%
Less than or equal to 1.00:1.00	1.50%	0.50%	0.30%

(c)  Section 1.01 is amended by adding the following definitions in the appropriate alpha numeric order:

(i) "2013 Amendment" shall mean the Amendment dated as of December 20, 2013 among the Borrowers, the Lenders party thereto and the Administrative Agent.

(ii) "2013 Amendment Effective Date" shall mean the date on which the 2013 Amendment becomes effective in accordance with its terms.

(d)  Section 1.01 is amended by revising the last two sentences of the definition of "Global Revolving Loan Commitment" to read as follows:  "The amount of each Global Revolving Lender's Global Revolving Loan Commitment on the 2013 Amendment Effective Date is set forth opposite such Lender's name in Schedule I directly below the column entitled "Global Revolving Loan Commitment" or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Global Revolving Loan Commitment, as applicable.  The aggregate amount of the Global Revolving Lenders' Global Revolving Loan Commitments on the 2013 Amendment Effective Date is $50,000,000.

(e)  Section 1.01 is amended by revising the definition of "Intercompany Notes" to read as follows:

"Intercompany Notes" shall mean promissory notes, in the form of Exhibit I (or in such other form not adverse to the interest of the Lenders and reasonably satisfactory to the Administrative Agent), evidencing Intercompany Loans.

(f)  Section 1.01 is amended by revising the definition of "Revolving Availability Period" to read as follows:

"Revolving Availability Period" shall mean the period from and including the 2013 Amendment Effective Date to but excluding the earlier of (a) the Revolving Loan Maturity Date and (b) the date of termination of both the US Revolving Loan Commitments as provided for herein and the Global Revolving Loan Commitments as provided for herein.

(g)  Section 1.01 is amended by revising the definition of "Revolving Loan Maturity Date" to read as follows:

"Revolving Loan Maturity Date" shall mean August 18, 2017.

(h)  Section 1.01 is amended by revising the last two sentences of the definition of "US Revolving Loan Commitment" to read as follows:  "The amount of each US Revolving Lender's US Revolving Loan Commitment on the 2013 Amendment Effective Date is set forth opposite such Lender's name in Schedule I directly below the column entitled "US Revolving Loan Commitment" or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its US Revolving Loan Commitment, as applicable.  The aggregate amount of the US Revolving Lenders' US Revolving Loan Commitments on the 2013 Amendment Effective Date is $75,000,000.

(i)  Section 6.11(a) is amended by replacing the parenthetical immediately prior to the penultimate proviso in such Section with the following:

(although (x) no Wholly-Owned Foreign Subsidiary shall be required to enter into any Guaranty or Security Document pursuant to this Section 6.11 and (y) Equity Interests of any Wholly-Owned Foreign Subsidiary shall not be required to be pledged to secure US Obligations (as defined in the US Collateral and Guaranty Agreement), in each case, to the extent that the US Collateral Agent and the US  Borrower determines that the detriment (including as a result of the cost or tax consequences) to any Borrower of any such action, as applicable, would be excessive in view of the related benefits to be received by the Secured Parties)

(j)  Section 7.14 is amended by adding the phrase "(other than a Guarantor)" after the first reference to "Subsidiary" in clause (b) thereto.

SECTION 4.   Amendment of the CGA.  On the Amendment Effective Date, Section 4.03(i) of the CGA is amended by (a) replacing the reference to "$250,000" therein with "$750,000" and (b) replacing the reference to "March 31, 2006" therein with "December 20, 2013".

SECTION 5.   Representations and Warranties.  To induce each other party hereto to enter into this Amendment, each Borrower hereby represents and warrants to each other party hereto that:

(a)  this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b)  the representations and warranties of each Borrower set forth in the Amended Credit Agreement and each other Credit Document are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Amendment Effective Date (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date); and

(c)  on the Amendment Effective Date and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default under the Amended Credit Agreement has occurred and is continuing.

SECTION 6.  Effectiveness of Amendment.  This Amendment will become effective on the first date (the "Amendment Effective Date") on which each of the following conditions shall be satisfied:

(a)  the Administrative Agent (or its counsel) shall have received from (i) each Borrower, (ii) each New Revolving Lender, (iii) existing Lenders (including New Revolving Lenders that are existing Lenders) constituting the Required Lenders and (iv) each Subsidiary of the US Borrower party to the CGA either (A) counterparts of this Amendment signed on behalf of such parties or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment;

(b)  each Credit Party (other than the Foreign Credit Parties organized under the Laws of (i) Chile, (ii) Cayman Islands and (iii) England and Wales in the United Kingdom, except for the UK Borrower and Compass Minerals (Europe) Limited) shall have executed and delivered to the Administrative Agent a reaffirmation agreement ratifying all the Security Documents to which it is a party, each in form and substance reasonably satisfactory to the Administrative Agent;

(c)  the representations and warranties set forth in Section 5 above shall be true and correct on and as of the Amendment Effective Date and the Administrative Agent shall have received a certificate from each Borrower dated the Amendment Effective Date signed by an Authorized Officer of such Borrower certifying (i) that the representations and warranties set forth in Section 5 above are true and correct as of the

Amendment Effective Date and (ii) that the requirements set forth in this Section 6 have been satisfied as of the Amendment Effective Date;

(d)  the Administrative Agent shall have received opinions, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Amendment Effective Date, in each case in form and substance reasonably satisfactory to the Administrative Agent, from (i) Latham & Watkins LLP, special counsel to the Credit Parties, (ii) Fasken Martineau DuMoulin LLP, special Canada counsel to the Credit Parties, (iii) DLA Piper UK LLP, special English counsel to the Credit Parties, (iv) Allen & Overy Luxembourg, special Luxembourg counsel to the Credit Parties, (v) McInnes Cooper, special Canada counsel to the Credit Parties, (vi) Clifford Chance Luxembourg, special Luxembourg counsel to the Administrative Agent, (vii) Blake, Cassels & Graydon LLP, special Canada counsel to the Administrative Agent, (viii) Allen & Overy (UK), special English counsel to the Administrative Agent and (ix) local counsel to the Credit Parties in Illinois, Kansas, Louisiana, Utah and Wisconsin in the United States;1

(e)  (i) the Administrative Agent shall have received from each Credit Party (other than the Foreign Credit Parties organized under the Laws of (i) Chile, (ii) Cayman Islands and (iii) England and Wales in the United Kingdom, except for the UK Borrower and Compass Minerals (Europe) Limited) a certificate, dated the Amendment Effective Date, signed by an Authorized Officer of such Credit Party (or, in the case of any Foreign Credit Party, an authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), and attested to by the secretary or any assistant secretary of such Credit Party (or, in the case of any Foreign Credit Party, another authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), in substantially the form of Exhibit C of the Existing Credit Agreement with the appropriate insertions, together with copies of the certificate or articles of incorporation, certificate of formation, operating agreements and by-laws (or equivalent organizational documents) of such Credit Party (the "Organizational Documents") and the resolutions of such Credit Party referred to in such certificate and each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent; provided that, in lieu of delivering the Organizational Documents required above, the Borrowers may deliver a certificate of an authorized signatory thereof certifying that the Organizational Documents that were previously delivered to the Administrative Agent in connection with the 2012 Amendment and Restatement Agreement (A) are the true and correct copies of such Organizational Documents, (B) there have been no amendments to such Organizational Documents since such delivery and (C) are in full force and effect on the Amendment Effective Date and (ii) all Company and legal proceedings and all instruments and agreements in connection with the Refinancing Transactions shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other

1 To be updated, as necessary.

records of Company proceedings and governmental approvals, if any, that the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities;
(f)  the requirements set forth in Sections 3.09, 3.10, 3.11, 3.12 and 3.13 of the Amended Credit Agreement shall have been satisfied (with all references in such Sections to the "2012 Restatement Effective Date" being deemed to be references to the "Amendment Effective Date") by the prior execution and delivery of the relevant Security Document or supplement thereof, except to the extent that such execution and delivery is not required to have been effected on or prior to the Amendment Effective Date pursuant to the applicable provisions of Section 6.11 of the Amended Credit Agreement;
(g)  the Administrative Agent shall have received from the Borrowers, with respect to each Mortgaged Property, (i) such duly executed amendment and other modification to the Mortgage thereon as shall have been reasonably requested by the Administrative Agent, (ii) a date-down or similar endorsement to its Mortgage Policy insuring that the Mortgage remains a first priority lien on the Mortgaged Property, subject only to Permitted Liens and (iii) a favorable opinion of local counsel to the Credit Party in the state in which such Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent, confirming that the Mortgage on the Mortgaged Property, as amended, located in such state continues to secure the Obligations;

(h)  the repayment of all Existing Revolving Loans and the prepayment of all Existing B/As outstanding under the Existing Credit Agreement and the payment of accrued and unpaid interest, fees, breakage costs and other amounts owing to the Existing Revolving Lenders, as contemplated by Section 2(e) hereof;

(i)  if any Revolving Loans are to be made or any B/As are to be purchased on the Amendment Effective Date under the Amended Credit Agreement, the Administrative Agent shall have received a request therefor complying with the requirements of Section 2.03 or 2.07(c) of the Amended Credit Agreement;

(j)  in accordance with Section 2.09(c) of the Existing Credit Agreement, the Administrative Agent shall have received, not later than 12:00 noon (New York City time) at least two Business Days prior to the Amendment Effective Date, written notice from the Borrowers of their intent to terminate in full the Revolving Credit Commitments under the Existing Credit Agreement and otherwise effect the Refinancing Transactions on the Amendment Effective Date;

(k)  the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under the applicable "know your customer" and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and requested at least five Business Days prior to the Amendment Effective Date by the Administrative Agent or any New Revolving Lender;

(l)  the Administrative Agent shall have received payment from the US Borrower, in immediately available funds, for the accounts of the New Revolving Lenders, of the Upfront Fees referred to in Section 7 hereof; and

(m)  the Administrative Agent and its affiliates shall have received payment or reimbursement from the Borrowers, in immediately available funds, of all costs, fees, out‑of‑pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or pursuant to the Amended Credit Agreement, including, to the extent invoiced, reasonable fees, disbursements and other charges of counsel to the Administrative Agent.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendment of the Existing Credit Agreement and the CGA pursuant to this Amendment and the obligations of the New Revolving Lenders to extend the New Revolving Loan Commitments shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, December 20, 2013 (and, in the event such conditions are not so satisfied or waived, the New Revolving Loan Commitments shall terminate at such time).

Notwithstanding the foregoing, if after the use by the Credit Parties of commercially reasonable efforts to cause the conditions relating to the collateral and guarantee matters set forth in clauses (d)(ix) and (e) hereof to be satisfied as of the Amendment Effective Date such conditions are not satisfied as of the Amendment Effective Date, such conditions shall not be conditions precedent to the effectiveness of this Amendment on the Amendment Effective Date, but shall be accomplished as promptly as practical after the Amendment Effective Date and in any event no later than 45 days following the Amendment Effective Date or such later date as the Administrative Agent may agree to in its reasonable discretion.

SECTION 7.  Fees.  Each Borrower agrees to pay to the Administrative Agent, for the account of each New Revolving Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile transmission of a signed signature page of this Amendment) on or prior to 5:00 p.m., New York City time, on December [20], 2013, an upfront fee (collectively, the "Upfront Fees") in an amount equal to 0.15% of the aggregate New Revolving Loan Commitments of each such Lender under the New Revolving Facility.  The Upfront Fees shall be payable on, and subject to the occurrence of, the Amendment Effective Date.

SECTION 8.  Effect of Amendment; Certain Authorizations.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Lenders under the Existing Credit Agreement, the CGA or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the CGA or any other Credit Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement, the CGA as amended hereby or any other Credit Document in similar or different circumstances.  This Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement and the other Credit Documents.  On and after the Amendment Effective Date, (a) any reference to the Existing Credit Agreement in any Credit Document shall be deemed to refer to the Amended Credit Agreement and (b) any reference to the CGA in any Credit Document shall be deemed to refer to the CGA as amended hereby. The Lenders party hereto hereby authorize the Administrative Agent to enter into such amendment or amendments to the Amended Credit Agreement or any other Credit Document as shall be appropriate, in the judgment of the Administrative Agent, to cure any ambiguity, omission, defect or inconsistency relating to the effectuation of the Refinancing Transactions.

SECTION 9.  Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11.  Incorporation by Reference.  Notwithstanding anything to the contrary contained herein, the provisions of Sections 1.03, 10.1, 10.07 and 10.15 of the Amended Credit Agreement are incorporated by reference herein, mutatis mutandis.

SECTION 12.  Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

COMPASS MINERALS INTERNATIONAL, INC.,as US Borrower,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

SIFTO CANADA CORP., as Canadian Borrower,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

SALT UNION LIMITED, as UK Borrower,

by
/s/ I.P. Gordon
Name: I.P. Gordon
Title: Director and Secretary

[Signature Page to Amendment Agreement]

CAREY SALT COMPANY,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

SOLAR RESOURCES, INC.,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

DOVE CREEK GRAZING, LLC,

by
/s/ Keith Espelien
Name: Keith Espelien
Title: Manager

[Signature Page to Amendment Agreement]

CLYMAN BAY RESOURCES, INC.,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

GREAT SALT LAKE HOLDINGS, LLC,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

GREAT SALT LAKE MINERALS CORPORATION,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

GSL CORPORATION,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

NAMSCO INC.,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

NORTH AMERICAN SALT COMPANY,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

PRISTIVA INC.,

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

NASC NOVA SCOTIA COMPANY,

by
/s/ Cecile Petro
Name: Cecile Petro
Title: President

[Signature Page to Amendment Agreement]

CMI CANADA HOLDINGS COMPANY.

by
/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

[Signature Page to Amendment Agreement]

GSL HOLDINGS EUROPE S.á r.l.,

by
/s/ Rodney L. Underdown
Name: Rodney L. Underdown
Title: B Manager

[Signature Page to Amendment Agreement]

JPMORGAN CHASE BANK, N.A., individually as a Lender and the Administrative Agent,

by
/s/ Gitanjali Pundir
Name: Gitanjali Pundir
Title: Vice President

[Signature Page to Amendment Agreement]

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Compass Bank, as Term Lender,

By
/s/ Brandon Kelley
Name: Brandon Kelley
Title: Senior Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Lender: First Hawaiian Bank, as Term Lender,

By
/s/ Susan Takeda
Name: Susan Takeda
Title: Vice President

For any Lender requiring a secong signature line:

By

Name:
Title:

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Goldman Sachs Lending Partners LLC as New Revolving Lender,

By
/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For any Lender requiring a secong signature line:

By

Name:
Title:

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

THE HUNTINGTON NATIONAL BANK, as Term Lender,

By
/s/ Lori Cummins-Meyer
Name: Lori Cummins-Meyer
Title: Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of New Revolving Lender: Lloyds Bank plc, as New Revolving Lender,

By
/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President G011

For any Lender requiring a secong signature line:

By
/s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President M040

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Mizuho Bank, Ltd. as Term Lender,

By
/s/ Tenya Mitsuboshi
Name: Tenya Mitsuboshi
Title: Authorized Signatory

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT
Name of New Revolving/ Term Lender: PNC Bank, National Association, as New Revolving and Term Lender.

By
/s/ David Bentzinger
Name: David Bentzinger
Title: Senior Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Cooperatieve Centrale Raiffeisen Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as New Revolving and Term Lender,

By
/s/ ROBERT M. MANDULA
Name: ROBERT M. MANDULA
Title: Managing Director

By
/s/ BERT CORUM
Name: BERT CORUM
Title: Executive Director

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of Term Lender:
Sumitomo Mitsui Banking Corporation,
as Term Lender,

By
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT
Lender: Union Bank, N.A.
as New Revolving and Term Lender,

By
/s/ Thomas Lass
Name: Thomas Lass
Title: Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT
BMO Harris Bank N.A., as Term Lender,

By
/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT
Name of New Revolving/ Term
Lender: U.S. BANK NATIONAL ASSOCIATION, as New
Revolving and Term Lender,

By
/s/ Magnus McDowell
Name: Magnus McDowell
Title: Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of Lender: Wells Fargo Bank, NA,
as New Revolving and Term Lender,

By
/s/ Jeff Farrell
Name: Jeff Farrell
Title: Sr. Vice President

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

THE BANK OF NOVA SCOTIA, as New Revolving and Term Lender,

By
/s/ Laura Gimena
Name: Laura Gimena
Title: Director

By
/s/ Juan Pablo Jimenez
Name: Juan Pablo Jimenez
Title: Associate Director

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of Term Lender: Bank of the West, as Term Lender,

By
/s/ Brad Conley
Name: Brad Conley
Title: Vice President

By

Name:
Title:

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of Term Lender: BOKF, N.A., d/b/a Bank of Kansas City as Term Lender,

By
/s/ Ryan W. Humphrey
Name: Ryan W. Humphrey
Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of Term Lender: Branch Banking and Trust Corporation, as Term Lender,

By
/s/ Max Greer
Name: Max Greer
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
THE COMPASS MINERALS INTERNATIONAL, INC.
AMENDMENT

Name of New Revolving/ Term
Lender: Bank of America
as New Revolving and Term Lender,

By
/s/ Michael Bruening
Name: Michael Bruening
Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SCHEDULE I

LIST OF LENDERS AND COMMITMENTS

Revolving Commitments as of the 2013 Amendment Effective Date

	Revolving Credit Facilities
Revolving Lenders	US Revolving Loan Commitments	Global Revolving Loan Commitments
JPMORGAN CHASE BANK, N.A.	$1,000,000.00	$14,000,000.00
US BANK NATIONAL ASSOCIATION	$14,000,000.00	$0.00
GOLDMAN SACHS LENDING PARTNERS LLC	$0.00	$14,000,000.00
BANK OF AMERICA, N.A.	$3,000,000.00	$11,000,000.00
BANK OF NOVA SCOTIA	$3,000,000.00	$11,000,000.00
WELLS FARGO BANK, NATIONAL ASSOCIATION	$13,000,000.00	$0.00
LLOYDS BANK PLC	$12,000,000.00	$0.00
PNC BANK NATIONAL ASSOCIATION	$10,000,000.00	$0.00
RABOBANK NEDERLAND	$10,000,000.00	$0.00
UNION BANK, N.A.	$9,000,000.00	$0.00
TOTAL	$75,000,000.00	$50,000,000

Term Loan Commitments as of the 2013 Amendment Effective Date

Tranche D Term Lenders	Tranche D Term Commitment
BANK OF AMERICA, N.A.	$19,700,000.00
UNION BANK, N.A.	$18,715,000.00
WELLS FARGO BANK, NA	$18,715,000.00
THE BANK OF NOVA SCOTIA	$18,715,000.00
PNC BANK, NATIONAL ASSOCIATION	$18,715,000.00
U.S. BANK NATIONAL ASSOCIATION	$17,730,000.00
FIRSTMERIT BANK, N.A.	$17,730,000.00
FIFTH THIRD BANK	$16,745,000.00
COMPASS BANK	$16,745,000.00
BRANCH BANKING AND TRUST COMPANY	$16,745,000.00
BOKF, NA D/B/A BANK OF KANSAS CITY	$14,837,341.77
BMO HARRIS BANK, N.A.	$12,805,000.00
SUMITOMO MITSUI BANKING CORPORATION	$12,805,000.00
THE HUNTINGTON NATIONAL BANK	$12,805,000.00
MIZUHO CORPORATE BANK, LTD.	$12,805,000.00
UMB BANK, N.A.	$12,805,000.00
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH	$12,805,000.00
BANK OF THE WEST	$12,374,841.77
MERCANTIL COMMERCEBANK, N.A.	$11,695,316.46
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH	$9,850,000.00
HUA NAN COMMERCIAL BANK	$9,850,000.00
E. SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH	$9,850,000.00
CHANG HWA COMMERCIAL BANK LOS ANGELES BRANCH	$9,850,000.00
SABADELL UNITED BANK, N.A.	$9,850,000.00
ARMED FORCES BANK, N.A.	$9,850,000.00
BANK OF TAIWAN	$9,850,000.00
SUMITOMO MITSUI TRUST BANK, LIMITED	$6,912,280.70
FIRST HAWAIIAN BANK	$5,417,500.00
JPMORGAN CHASE BANK, N.A.	$3,922,719.30
TOTAL	$381,195,000.00